                                TEAM MUCHO, INC.




                                   Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and directors of TEAM Mucho, Inc. (the "Company"), hereby appoints S. Cash Nickerson, Jose C. Blanco, and Curtis A. Loveland as his or her attorneys or any of them, with power to act without the others, as his or her true and lawful attorney, to sign, in his or her name and on his or her behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 211,640 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 2000 Stock Option Plan, as amended (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have signed these presents effective the 15th day of March 2002.



/s/S. Cash Nickerson                         Chairman of the Board and Chief Executive
----------------------------------           Officer (Principal Executive Officer)
S. Cash Nickerson


/s/Jose C. Blanco                            Chief Financial Officer and Director
----------------------------------           (Principal Financial Officer)
Jose C. Blanco


/s/Jay R. Strauss                            Chief Legal Officer, Vice President, Secretary
----------------------------------           and Director
Jay R. Strauss


/s/Andrew Johnson                            Chief Accounting Officer
----------------------------------           (Principal Accounting Officer)
Andrew Johnson


/s/Kevin T. Costello                         Director
----------------------------------
Kevin T. Costello


/s/Crystal L. Faulkner                       Director
----------------------------------
Crystal L. Faulkner


/s/Daniel J. Jessee                          Director
----------------------------------
Daniel J. Jessee


/s/William W. Johnston                       Director
----------------------------------
William W. Johnston


/s/Joseph R. Mancuso                         Director
----------------------------------
Joseph R. Mancuso


/s/Robert G. McCreary III                    Director
----------------------------------
Robert G. McCreary III


/s/Lawrence A. McLernon                      Director
----------------------------------
Lawrence A. McLernon


/s/James D. Robbins                          Director
----------------------------------
James D. Robbins


/s/Michael H. Thomas                         Director
----------------------------------
Michael H. Thomas
